Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,885,667.28
Previously Paid Amount	0.00
Total Fee Amount	812.82
Total Offset Amount	0.00
Net Fee	$ 812.82